================================================================================



                    FIRST CHOICE U.S. TREASURY RESERVE FUND
                        FIRST CHOICE CASH RESERVE FUND
                               each a series of

                           FIRST CHOICE FUNDS TRUST

                                c/o PFPC, Inc.
                              4400 Computer Drive
                                 P.O. Box 5176
                          Westborough, MA 01581-5176

                           www.firstchoicefunds.com


January 31, 2000

      An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



================================================================================

                               Table of Contents

                              Risk/Return Summary
--------------------------------------------------------------------------------
Carefully review this                 3   Objective, Principal Investment
important section, which                  Strategy and Principal Risks
summarizes each Fund's
investments, risks, past
performance and fees.

                  Investment Objective, Strategies and Risks
--------------------------------------------------------------------------------
Review this section for               8   Investment Objective
information on investment
strategies and their risks.           8   Investment Policy and Strategy

                                      9   Risk Considerations

                                Fund Management
--------------------------------------------------------------------------------
Review this section for               11  The Investment Adviser
details on the people and             12  The Distributor and
organizations who oversee                 Administrator
the Fund.

                            Shareholder Information
--------------------------------------------------------------------------------
Review this section for               12  Pricing of Fund Shares
details on how shares are             13  Purchasing and Adding to Your
valued, how to purchase,                  Shares
sell and exchange shares,             16  Selling Your Shares
related charges and                       Distribution Arrangements/Sales
payments of dividends and                 Charge
distributions.                        20  Exchanging Your Shares
                                      21  Dividends, Distributions and
                                          Taxes
                                      26  Financial Highlights
--------------------------------------------------------------------------------

                                  Back Cover
--------------------------------------------------------------------------------
                                      24  Where to learn more about these Funds


Risk/Return Summary

     The following is a summary of certain key information about the First Choice U.S. Treasury Reserve Fund (Treasury Reserve Fund) and the First Choice Cash Reserve Fund (Cash Reserve Fund). You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.

Investment          The Treasury Reserve Fund seeks to provide investors with as
Objectives          high a level of current income as is consistent with
                    liquidity, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share.

                    The Cash Reserve Fund seeks to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value per share.

Principal           The  Funds are "money market" funds that seek to maintain
Investment          a stable net asset value of $1.00 per share. Each Fund
Strategies          invests primarily in high quality, U.S. dollar-denominated short-term obligations which present minimal credit risks.

                    Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

                    U.S. Treasury Reserve Fund invests exclusively in direct short-term obligations of the U.S. Treasury, which are backed by the full faith and credit of the United States Government.

                    Cash Reserve Fund invests in high quality, U.S. dollar-denominated short-term obligations which are determined by the Adviser to present minimal credit risks. The Cash Reserve Fund will concentrate its investments (25% or more) in obligations issued by the banking industry. The Cash Reserve Fund invests in commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments that mature in thirteen months or less including, but limited to U.S. Government Obligations, commercial paper, domestic and foreign bank obligations, corporate debt securities, when issued securities, repurchase agreements, reverse repurchase agreements, STRIPS and zero coupon securities, other mutual funds and variable rate master demand obligations.

Principal Risks     While all investments in mutual funds involve risk,
                    investing in money market portfolios like the Funds is generally less risky than investing in other types of funds.
                    This is because the Funds invest only in high-quality short term securities. The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Funds invest. Investors in the Funds should also be aware of the following risks:

Interest Rate Risk  Interest Rate risk is the chance that the value of the bonds
(Both Funds)        the Funds hold will decline due to rising interest rates.
                    When interest rates rise, the price of most bonds goes down.
                    The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk         Credit risk is the chance that a bond issuer will fail to
(Cash Reserve Fund) repay interest and principal in a timely manner, reducing the Fund's returns. Credit risk is somewhat minimized by the Fund's policies of investing primarily in obligations rated in the highest short-term categories by two nationally recognized statistical rating organizations, or rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization; or unrated securities that are determined to be of comparable quality by the Adviser.

Prepayment Risk     The Cash Reserve Fund's investments in mortgage-related
(Cash Reserve Fund) securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Cash Reserve Fund to lower return upon subsequent reinvestment of the principal.

Income Risk         Income risk is the chance that falling interest rates will
(Both Funds)        cause the Funds' income to decline. Income risk is generally higher for short-term obligations relative to long term obligations.

Concentration Risk  The Cash Reserve Fund's policy of concentrating in the
(Cash Reserve Fund) banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of financial services firms.

Management Risk     Management risk is the risk that a strategy used by the
                    investment management team may fail to produce he intended results.

                    Other important things for you to note:

                    . Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                    . An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want
to invest?          Consider investing in the Funds if you:

                    .    are seeking preservation of capital
                    .    have a low risk tolerance
                    .    are investing short-term reserves

                    These Funds will not be appropriate if you:

                    .    are seeking high total returns
                    .    investing for retirement
                    .    pursuing a long-term goal


                          U.S. TREASURY RESERVE FUND

  Performance Information

The Risk/Return Summary of the Fund includes             [INSERT BAR CHART ]
tables showing the Fund's annual returns and
average annual returns. The bar chart and table          Year-by-Year Total Returns as of 12/31/
provide an indication of the historical risk for
the Fund by showing:                                                                       Institutional
                                                                                           -------------

 .    changes in the Fund's                               1996                                   1.25
     performance from year to year                       1997                                   5.05
     since the Fund's inception; and                     1998                                   4.84
                                                         1999                                   4.47
 .    the Fund's average annual return
     for one year and since its                          Past performance is not necessarily an indication
     inception period.                                   of how the Fund will perform in the future.

                                                         Best Quarter:   3rd Q 1997           1.27%
                                                         Worst Quarter:  1st and 2nd Q 1999   1.04%

If fee waivers or expense reimbursements had not been reflected in both the chart and the table, the Fund's performance would have been lower.

Both the chart and table assume reinvestment of dividends.

________________________________________________________________________________

You may obtain current yield information for any Fund by calling 1-888-FIRST16
(1-888-347-7816). The Fund's yield appears in the Wall Street Journal each Thursday.

                               Performance Table

    Average Annual Total Returns (for the periods ending December 31, 1999)

                            Treasury Reserve Fund*
                            ----------------------
                           Inception Date    Past Year   Since Inception
                           --------------    ---------   ---------------
Investment Class/1/               4/20/98       N/A%           N/A%
                 -
Institutional Class               10/1/96      4.47%          4.81%
Service Class                     10/1/96      4.21%          4.67%

* As of September 30, 1999 the 7-day yields for the Institutional Class and Service Class of the Treasury Reserve Fund were 4.86% and 4.61%, respectively.

/1/ Performance information is not available for the Investment Class since it has not been active for a full years.


Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                Treasury Reserve Fund
                                                                ---------------------
                                                    Service Shares   Investment   Institutional
                                                                       Shares        Shares
Shareholder Fees (fees paid directly from your
investment)
Maximum sales charge (load) imposed on purchases              None         None            None
(as a percentage of offering price)
Maximum deferred sales charge (load)                          None         None            None
Redemption Fee /1/ (as a percentage of amount                 None         None            None
redeemed)

Annual Fund Operating Expenses (expenses are
deducted from Fund assets)
Management fees/2/                                            0.30%        0.30%           0.30%
Administrative Services fee/3/                                 .15%         .15%            .15%
Distribution (12b-1) fee                                       .25%         .25%           None
Service Organization fee                                       .25%         .75%            .25%
Other Operating Expenses/4/                                    .24%         .49%            .24%
                                                              ----         ----            ----
Total Fund Operating expenses                                 1.19%        1.94%            .94%
Fee Waivers /2,3/                                              .30%         .30%            .30%
                                                              ----         ----            ----
Net Expenses/5/                                                .89%        1.64%            .64%
                                                              ====         ====            ====

/1/ Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.
/2/  The Adviser is contractually waiving 0.20% of its Management fee.
/3/ The Administrator is contractually limiting its Administrative Services fee to .05% for each class of shares.
/4/ Individual Retirement Accounts are subject to an annual maintenance and custody fee ($10) and termination fee ($10).
/5/  The contractual waivers are in effect through September 30, 2000.

Example

                                                                       Treasury Reserve Fund
                                                                       ---------------------
Use the table to compare fees and expenses                       1 Year  3 Years  5 Years  10 Years
with those of other Funds. It illustrates the                    ------  -------  -------  --------
amount of fees and expenses you would             Investment
pay, assuming the following:                      Class            $149    $462     $797    $1,746

   .  $10,000 investment                          Institutional
   .  5% annual return                            Class            $73     $227     $395    $883
   .  no changes in the Fund's operating
      expenses except the expiration of           Service Class
      the current contractual fee waiver                           $98     $306     $531    $1,178
      on September 30, 2000.
   .  reinvestment of dividends and
      distributions

Because this example is hypothetical and for comparison only, your actual costs will be different.

                               CASH RESERVE FUND

Performance Information

The Risk/Return Summary of the Fund includes                [INSERT BAR CHART ]
tables showing the Fund's annual returns and
average annual returns. The bar chart and table             Year-by-Year Total Returns as of 12/31
provide an indication of the historical risk for the
Fund by showing:                                                                        Institutional
                                                                                        -------------
 .    changes in the Fund's
     performance from year to                               1997                           5.17%
     year since the Fund's                                  1998                           5.22%
     inception; and                                         1999                           4.95%

                                                            Past performance is not necessarily an indication
 .    the Fund's average annual                              of how the Fund will perform in the future.
     return for one year and
     since its inception period.                            Service:

                                                            Best Quarter:   3rd Q 1997   1.34%
                                                            Worst Quarter:  2nd Q 1999   1.07%

                                                            Institutional:

                                                            Best Quarter:   3rd Q 1997   1.35%
                                                            Worst Quarter:  2nd Q 1999   1.14%


If fee waivers or expense reimbursements had not been reflected in the chart, the Fund's performance would have been lower.

You may obtain current yield information for any Fund by calling 1-888-FIRST16
(1-888-347-7816). The Fund's yield appears in the Wall Street Journal each Thursday.

                               Performance Table

    Average Annual Total Returns (for the periods ending December 31, 1999)

                              Cash Reserve Fund*
                              ------------------
                          Inception Date   Past Year   Since Inception
                          ---------------  ----------  ---------------
Investment Class/1/               4/20/98      N/A%           N/A%
                 -
Institutional Class               10/1/96     4.95%          5.18%
Service Class                     10/1/96     4.68%          5.02%

* As of September 30, 1999 the 7-day yields for the Institutional Class and Service Class of the Cash Reserve Fund were 5.32% and 5.05%, respectively.
1. Performance information is not available for the Investment Class since it has not been active for a complete year.


Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                        Cash Reserve Fund
                                                                        -----------------
                                                                            Investment   Institutional
                                                           Service Shares     Shares        Shares
Shareholder Fees (fees paid directly from your
investment)/1/
Maximum sales charge (load) imposed on purchases as a
percentage of offering price)                                        None         None            None
Maximum deferred sales charge (load)                                 None         None            None
Redemption Fee /1/ (as a percentage of amount redeemed)              None         None            None

Annual Fund Operating Expenses (expenses are deducted
from Fund assets)
Management fees/2/                                                   0.30%        0.30%           0.30%
Administrative Services fee/3/                                        .15%         .15%            .15%
Distribution (12b-1) fee                                              .25%         .25%           None
Service Organization fee                                              .25%         .75%            .25%
Other Operating Expenses/4/                                           .26%         .51%            .26%
                                                                     ----         ----            ----
Total Fund Operating expenses                                        1.21%        1.96%            .96%
Fee Waivers /2,3/                                                     .55%        1.05%            .55%
                                                                     ----         ----            ----
Net Expense /5/                                                       .66%         .91%            .41%
                                                                     ====         ====            ====

/1/ Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.
/2/  The Advisor is contractually waiving 0.20% of its Management fee.
/3/ The Administrator is contractually limiting its Administrative Services fee to .05% for each class of shares.

/4/ Individual Retirement Accounts are subject to an annual maintenance and custody fee ($10) and termination fee ($10).
/5/  The contractual waivers are in effect through September 30, 2000.

Example

                                                                                      Cash Reserve Fund
                                                                                      -----------------
Use the table to compare fees and expenses with those                          1 Year  3 Years  5 Years  10 Years
of other Funds. It illustrates the amount of fees and                          ------  -------  -------  --------
expenses you would pay, assuming the following:           Investment Class        $149    $412     $797    $1,746

   .  $10,000 investment                                  Institutional Class     $73     $227     $395    $883
   .  5% annual return
   .  no changes in the Fund's operating                  Service Class
      expenses except the expiration of the                                       $98     $306     $531    $1,178
      current contractual fee waiver on September
      30, 2000.
   .  reinvestment of dividends and distributions

Because this example is hypothetical and for comparison only, your actual costs will be different.

Investment Objectives, Strategies and Risk

     This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Funds. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' SAI. Of course, there can be no assurance that any Fund will achieve its investment objective.


Investment Objectives, Policies and Risks

Investment Objectives

     The investment objective of the U.S. Treasury Reserve Fund is to provide investors with as high a level of current income as is consistent with liquidity, maximum safety of principal and maintenance of a stable $1.00 net asset value per share. The Cash Reserve Fund seeks to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value per share.

Investment Policies and Strategy

     As money market funds, both Funds must meet the requirements of SEC Rule 2a-7. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, both Funds' investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

     Both of the Funds will attempt to increase their yields by trading to take advantage of short-term market variations. The Funds' Adviser evaluates investments based on credit analysis and the interest rate outlook.

                          U.S. Treasury Reserve Fund
                          --------------------------

Ticker Symbol: FTSXX

     The Treasury Reserve Fund invests exclusively in direct short-term obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government. The U.S. Treasury Reserve Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.


                               Cash Reserve Fund
                               -----------------

Ticker Symbol: FSEXX

     The Cash Reserve Fund invests in commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments that mature in thirteen months or less including, but limited to, the following:

  .  U.S. Government Obligations
  .  Commercial Paper

  .  Domestic and Foreign Bank Obligations
  .  Corporate Debt Securities
  .  When Issued Securities
  .  Repurchase Agreements
  .  Reverse Repurchase Agreements
  .  STRIPS and Zero Coupon Securities
  .  Other Mutual Funds
  .  Variable Rate Master Demand Obligations

  Descriptions of these and other securities which the Funds may purchase are included in the Statement of Additional Information. The Cash Reserve Fund will only buy securities with the following credit qualities:

  . rated in the highest short-term categories by two rating organizations, such as "A-1" by S&P and "P-1" by Moody's at the time of purchase;

  . rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization; or

  . unrated securities that are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board and subject to ratification by the Board.

     The Cash Reserve Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Fund's assets in such industry. However, for temporary, defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not maintain this concentration. The Cash Reserve Fund's policy of concentration in the banking industry increases its exposure to market conditions prevailing in that industry. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.


Risk Considerations

General Risk Factors: All Money Market Funds

    The Funds' primary risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, that an increase in interest rates would change the value of your investment.

    Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Funds invest in highly-rated securities to minimize credit risk. Under Rule 2a-7 of the Investment Company Act of 1940, as amended, 95% of a money market fund's holdings must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

Specific Risk Factors: Cash Reserve Fund

     The Cash Reserve Fund's investments in U.S. Dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, significantly in some cases, from U.S. standards. Foreign risk includes nationalization, expropriation or commandeering taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

     To the extent that the Fund concentrates in the banking industry, both domestic and foreign, it may be impacted by economic and other factors affecting that industry unlike other mutual funds which do not concentrate in bank obligations.

Fund Management

The Investment Adviser

     First American Capital Management, Inc. ("First American"), located at 567 San Nicholas Drive, Newport, CA 92660, a wholly-owned subsidiary of The First American Financial Corporation, has agreed to provide investment advisory services to the Funds pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Funds.

For these advisory services, the Funds paid as follows:


                                             Percentage of average net
                                             assets for the year ended
                                             9/30/99*

Cash Reserve Fund                                      0.25%

Treasury Reserve Fund                                  0.18%

* If the Adviser had not waived fees, they would have been: Cash Reserve Fund 0.30% and Treasury Reserve Fund 0.30%.

Code of Ethics
--------------

     The Code of Ethics of the Adviser and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. Both organizations maintain careful monitoring with the Code of Ethics.

The Distributor and Administrator

     Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator and transfer agent, became an affiliate of PNC Bank Corp. and changed its name to PFPC Inc. ("PFPC"). On the same date, Provident Distributors, Inc. replaced First Data Distributors, Inc. as the Fund's distributor. Its principal office is at 4400 Computer Drive, Westborough, MA 01581. The Distributor will receive orders for, sell, and distribute shares of the Fund. The Distributor also serves as distributor of other mutual funds.

     The Funds have entered into an Administrative Services Contract with PFPC pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations. For these services, the Administrator receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. PFPC receives a separate fee for providing fund accounting services to the Funds pursuant to the Administration Agreement.

Shareholder Information

                            Pricing of Fund Shares

How NAV is Calculated

     The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                     NAV =
                           Total Assets-Liabilities
                           ------------------------
                               Number of Shares
                                  Outstanding

Each of the Funds' net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon, Eastern time for the U.S. Treasury Reserve Fund and 3:00 pm for the Cash Reserve Fund on days the New York Stock Exchange, Funds' custodian and transfer agent are open. The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount of premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.


Purchasing and Adding to Your Shares

     You may purchase shares through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                                 Minimum Initial     Minimum Subsequent
     Account type                  Investment            Investment
     ------------                  ----------            ----------

     Institutional                    $50,000                $1,000

     Investor & Service Class         $ 1,000                $   50

     IRA                              $   250                $   50

     The minimum initial investment requirement for the Investor and Service Classes may be waived if the purchaser has at least $1,000 or more in any of the First Choice Funds, is a purchaser through a trust or investment account administered by the advisor, is an employee or ex-employee of First Choice Funds Trust or is an employee of any of its affiliates, First American, PDI, PFPC, or any other service provider, or is an employee of any trust customer of First Choice or any of its affiliates.

     Orders will become effective when Federal funds are available to the Trust's custodian for investment.

By Regular Mail

     If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

     All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

               First Choice Funds Trust
               PO Box 5176
               Westborough, MA 01581-5776

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver application and payment to the address above.


Subsequent Investments:

1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:

     .    Fund Name
     .    Amount invested
     .    Account name and number

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver investment slip and payment to the address above.

By Wire Transfer

     Telephone the Transfer Agent at 1-888-FIRST16 (1-888-347-7816) for instructions. Please note your bank may charge you a fee for handling this transaction.

     You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days' notice.

Automatic Investment Plan

     You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50, once you've invested the minimum required to open the account.

     To invest regularly from your bank account:

     . Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

          --   Your bank name, address and account number
          --   The amount you wish to invest automatically (minimum $50)
          --   How often you want to invest (every month, 4 times a year, twice a year or once a year)

     .    Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-888-FIRST16 (1-888-3347-7816) for an enrollment form.

Dividends and Distributions

      All dividends and distributions will be automatically reinvested unless you request otherwise on your application. There are no sales charges for reinvested distributions. Dividends are higher for Institutional shares than for Investor and Service Class shares, because Institutional shares have lower distribution expenses. Capital gains are distributed at least annually.

Questions?
Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

Selling Your Shares

You may sell your shares at any         Withdrawing Money from Your Fund Investment
time. Your sales price will be
the next NAV after your sell            As a mutual fund shareholder, you are technically selling
order is received by the Fund,          shares when you request a withdrawal in cash. This is
its transfer agent, or your             also known as redeeming shares or a redemption of shares.
investment representative.
Normally you will receive your
proceeds within a week after
your request is received.

                                        Instructions for selling shares

                                        If selling your shares through your financial adviser or
                                        broker, ask him or her for redemption procedures.  Your
                                        adviser and/or broker may have transaction minimums
                                        and/or transaction times which will affect your redemption.
                                        For all other sales transactions, follow the instructions
                                        below.

By telephone                            1.  Call 1-888-FIRST16 (1-888-347-7816) with instructions
(unless you have declined               as to how you wish to receive your funds (mail, wire,
telephone sales privileges--)           electronic transfer).

By mail                                 1.  Call 1-888-FIRST16 (1-888-347-7816) to request
(See "Selling Your                      redemption forms or write a letter of instruction indicating:
Shares--Redemptions in Writing          .     your Fund and account number
Required")                              .     amount you wish to redeem
                                        .     address where your check should be sent
                                        .     account owner signature

                                        2.  Mail to:
                                            First Choice Funds Trust
                                            P.O. Box 5176
                                            Westborough, MA 01581-5176

Wire Transfer                           Call 1-888-FIRST16 (1-888-347-7816) to request a wire
                                        transfer.

You must indicate this option on        If you call in your redemption request of $1,000 or more by
your account application.               12:00 noon Eastern time, your payment will normally be
                                        wired to your bank on the same business day.  Otherwise, it will normally be wired on the next business day after your call.

Your financial institutions may
charge a wire transfer fee.

Electronic Redemptions                  Call 1-888-FIRST16 to request an electronic redemption.

Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your
Automated Clearing House                shares will normally be determined on the same day and
(ACH) and must be a U.S. bank.          the proceeds credited within 7 days.

Systematic Withdrawal Plan

     You can receive automatic payments from your account on a monthly, quarterly, semi annual basis. The minimum withdrawal is $50. To activate this feature:

     . Make sure you've checked the appropriate box on the Account Application. Or call 1-888-FIRST16 (1-888-347-7816).
     .    Include a voided personal check.
     . Your account must have a value of $10,000 or more to start withdrawals.
     . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Redemption By Check Writing

     You may write checks ($500 minimum for Investment Class and Service Class and $5,000 for Institutional Class) to make payments to any person or business from your account. To obtain checks, complete the check writing section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $500 per Fund and you may not close your account by writing a check.

Redemptions In Writing Required

     You must request redemption in writing in the following situations:

     . Redemption requests requiring a signature guarantee which include each of the following:
     .    Redemptions over $5,000
     . Your account registration or the name(s) in your account has changed within the last 15 days
     .    The check is not being mailed to the address on your account
     .    The check is not being made payable to the owner of the account
     . The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

     The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

Redemptions Within 15 Days of Investment

     When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days from purchase date). You can avoid this delay by purchasing shares with a certified check.

Redemption in Kind

     The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." The could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

     If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds.

Undeliverable Redemption Checks

     For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

Account Services

     All transactions in Fund shares will be reflected in a statement for each shareholder. In those cases where a nominee is a shareholder of record for shares purchased for its customer, the nominee decides whether the statement will be sent to the customer.

                    Distribution Arrangements/Sales Charges

     This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                   Institutional Class                                    Investment Class
                         Shares              Service Class Shares              Shares
                 -----------------------  --------------------------  -----------------------
Sales Charge     None                     None                        None
(Load)

Distribution     None                     Subject to annual           Subject to annual
(12b-1) Fee                               distribution fee of up to   distribution fees of up
                                          0.25% of the Fund's net     to 0.25% of the Fund's
                                          assets.                     net assets.

Service          Subject to annual        Subject to annual service   Subject to annual
Organization     service organization     organization fee of up to   service organization fee
Fee              fee of up to 0.25% of    0.25% of the Fund's net     of up to 0.75% of the
                 the Fund's net assets.   assets.                     Fund's net assets.

Fund Expenses    Lower annual             Higher annual expenses      Higher annual expenses
                 expenses than            than Institutional Class    than Institutional Class
                 Investor or Service      shares                      shares
                 Class shares.

Distribution (12b-1) Fees

     The Investment Class shares and the Service Class shares of the Funds each have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Investment Class shares and the Service Class shares of the Funds may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Funds. These costs and expenses are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Investment Class shares and the Service Class shares of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


Service Organizations

     The Service Class and Institutional Class may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The services provided include:

     .    receiving and processing shareholder orders
     .    performing the accounting for the customers' sub-accounts
     .    maintaining retirement plan accounts
     .    answering questions and handling correspondence for individual accounts
     .    acting as the sole shareholder of record for its customers' accounts
     .    issuing shareholder reports and transaction confirmations
     .    performing daily "sweep" functions

     The Investment Class shares may pay fees in amounts up to an annual rate of 0.75% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for servicing, recordkeeping, sub-accounting, sub-transfer agency, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

                            Exchanging Your Shares

     You can exchange your shares that have been held for at least seven days in the Fund for shares of the same class of another First Choice Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

Instructions for exchanging shares

     Exchanges made by sending written request to First Choice Funds Trust, PO Box 5176, Westborough, MA 01581-5176, or by calling 1-888-FIRST16
(1-888-347-7816). Please provide the following information:

     .    Your name and telephone number

     . The exact name on your account and account number Taxpayer identification number (usually your Social Security number)

     .    Dollar value or number of shares to be exchanged

     .    The name of the Fund from which the exchange is to be made.

     .    The name of the Fund into which the exchange is being made.

     You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the First Choice Fund before making an exchange.

     See "Selling your Shares" for important information about telephone transactions. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days' written notice.

     To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

Notes on exchanges

     When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

     The registration and tax identification numbers of the two accounts must be identical.

     The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     Be sure to carefully read the Prospectus of any First Choice Fund into which you wish to exchange shares.


Dividends and Distributions and Taxes

     Any income a Fund receives in the form of interest is paid out, less expenses, to its shareholders as dividends. The Funds will declare distributions of such income daily and pay dividends monthly. Shares purchased will begin earning dividends on the day the shares are bought and shares redeemed will earn dividends through the day before redemption. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the shares are bought, and shares redeemed will earn dividends through the day the redemption is executed. Capital gains, if any, for the Funds are distributed at least annually. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

     Dividends and distributions from a Fund are taxable to shareholders whether received in additional shares or in cash.

     Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

     You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

     Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Year 2000

Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the Year 2000 and beyond. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly since the Funds invests outside of the U.S. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers. The Fund and the Adviser will continue to monitor developments relating to the Year 2000 problem.

Questions?

    Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

     The financial highlights table is intended to help you understand the Funds' financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                U.S. Treasury Reserve Fund
                                    ------------------------------------------------------------------------------------------
                                            Year Ended                  Year Ended                       Year Ended
                                        September 30, 1999           September 30, 1998             September 30, 1997/(a)/
                                        ------------------           ------------------             -----------------------
                                     Service      Institutional     Service      Institutional     Service       Institutional
                                      Class           Class          Class           Class          Class            Class
                                    ---------     -------------    ---------     -------------    ---------      -------------
Net Asset Value, beginning of
   period.........................    $ 1.000         $ 1.000        $ 1.000           $ 1.000      $ 1.000            $ 1.000
                                      -------         -------        -------           -------      -------            -------
Income from Investment Operations:
 Net investment income............      0.041           0.043          0.048             0.049        0.049              0.050
 Net realized and unrealized gain
   (loss) on investments..........        ___/(b)/        ___/(b)/       ___/(b)/          ___/(b)/     ___/(b)/           ___/(b)/
                                      -------         -------        -------           -------      -------            -------
 Total from Investment Operations:      0.041           0.043          0.048             0.049        0.049              0.050

Less Distributions:
 Dividends from net investment
   income:........................     (0.041)         (0.043)        (0.048)           (0.049)      (0.049)            (0.050)
                                      -------         -------        -------           -------      -------            -------

Net Asset Value, end of period....    $ 1.000         $ 1.000        $ 1.000           $ 1.000      $ 1.000            $ 1.000
                                      =======         =======        =======           =======      =======            =======
Total Return......................       4.13%           4.38%          4.88%             4.97%        5.04%              5.08%

Ratios/Supplemental Data:
Net Assets, end of period
   (000s).........................    $ 6,198         $64,600        $11,196           $45,750      $73,581            $ 1,995

Ratios to average net assets:
 Net investment income*...........       4.06%           4.31%          4.87%             4.91%        4.93%/(c)/         4.93%/(c)/
 Operating expenses*..............       0.64%           0.39%          0.47%             0.43%        0.35%/(c)/         0.35%/(c)/
 Operating expenses excluding
   reimbursement, waiver
   and custody earnings credits...       0.97%           0.72%          0.82%             0.78%        1.36%/(c)/         0.86%/(c)/
 Net investment income excluding
   reimbursements, waiver
   and custody earnings credits...       3.73%           3.98%          4.52%             4.56%        3.92%/(c)/         4.42%/(c)/

     _______________________________________________________________

     * During the periods certain expenses were voluntarily waived and custody expenses were reduced for credits earned at Custodian Bank. If such waivers and credits had not occurred, the ratios would have been as indicated. Impact of Custody earnings credits was less than 0.01% and $0.001 per share.
     (a)  The Fund commenced operations on October 1, 1996.
     (b)  Amounts were less than $0.001 per share.
     (c)  Annualized.

                                                                       Cash Reserve Fund
                                    ------------------------------------------------------------------------------------------
                                            Year Ended                  Year Ended                       Year Ended
                                        September 30, 1999           September 30, 1998             September 30, 1997/(a)/
                                        ------------------           ------------------             -----------------------
                                     Service      Institutional     Service      Institutional     Service       Institutional
                                      Class           Class          Class           Class          Class            Class
                                    ---------     -------------    ---------     -------------    ---------      -------------
Net Asset Value, beginning of
   period.........................    $ 1.000           $ 1.000      $ 1.000          $  1.000      $ 1.000            $ 1.000
                                      -------           -------      -------          --------      -------            -------
Income from Investment Operations:
 Net investment income............      0.045             0.048        0.051             0.052        0.037              0.038
 Net realized and unrealized gain
   (loss) on investments..........        ___/(b)/          ___/(b)/     ___/(b)/          ___/(b)/     ___/(b)/           ___/(b)/
                                      -------           -------      -------          --------      -------            -------

 Total from Investment Operations:      0.045             0.048        0.051             0.052        0.037              0.038

Less Distributions:
 Dividends from net investment
   income:........................     (0.045)           (0.048)      (0.051)           (0.052)      (0.037)            (0.038)
                                      -------           -------      -------          --------      -------            -------

Net Asset Value, end of period....    $ 1.000           $ 1.000      $ 1.000          $  1.000      $ 1.000            $ 1.000
                                      =======           =======      =======          ========      =======            =======
Total Return......................       4.59%             4.86%        5.19%             5.29%        3.78%              3.82%

Ratios/Supplemental Data:
Net Assets, end of period
   (000s).........................    $   172           $77,660      $   487          $145,634      $57,947            $    61

Ratios to average net assets:
 Net investment income*...........       4.52%             4.77%        5.15%             5.20%        5.23%/(c)/         5.23%/(c)/
 Operating expenses*..............       0.66%             0.41%        0.49%             0.44%        0.35%/(c)/         0.35%/(c)/
 Operating expenses excluding
   reimbursement, waiver
   and custody earnings credits...       0.96%             0.71%        0.78%             0.73%        1.43%/(c)/         0.93%/(c)/
 Net investment income excluding
   reimbursements, waiver
   and custody earnings credits...       4.22%             4.47%        4.86%             4.91%         4.15%/(c)/        4.65%/(c)/

     _______________________________________________________________

     * During the periods certain expenses were voluntarily waived and custody expenses were reduced for credits earned at Custodian Bank. If such waivers and credits had not occurred, the ratios would have been as indicated. Impact of Custody earnings credits was less than 0.01% and $0.001 per share.
     (a)  The Fund commenced operations on January 13, 1997.
     (b)  Amounts were less than $0.001 per share.
     (c)  Annualized.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

  The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI):

  The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus. You can get free copies of Reports and the Prospectuses and SAI of other First Choice Funds, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. In addition, you may contact the Funds at:

     First Choice Funds
     P.O. Box 5176
     Westborough, MA 01581-5176
     Telephone: 1-888-FIRST16 (1-888-347-7816)

  You can review and copy the Funds' Reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

  . For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

  .  Free from the Commission's Website at http://www.sec.gov.


     General and Account Information:
1-888-FIRST16
(1-888-347-7816)

     Managed by First American Capital Management, Inc.



Investment Company Act file number: 811-7681

================================================================================

                           FIRST CHOICE FUNDS TRUST

                           First Choice Equity Fund
                                 Retail Class
                                c/o PFPC, Inc.
                              4400 Computer Drive
                                 P.O. Box 5176
                          Westborough, MA 01581-5176

                           www.firstchoicefunds.com



January 31, 2000

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or truthful. Any representation to the contrary is a criminal offense.

================================================================================

                               Table of Contents

                              Risk/Return Summary
--------------------------------------------------------------------------------
Carefully review this          3   Objective, Principal Investment
important section, which           Strategy and Principal Risks
summarizes each Fund's
investments, risks, past
performance and fees.

                   Investment Objective, Strategy and Risks
--------------------------------------------------------------------------------
Review this section for        6   Investment Objective
information on investment      6   Investment Policy and Strategy
strategies and their risks.    7   Risk Considerations

                                Fund Management
--------------------------------------------------------------------------------
Review this section for        8   The Investment Adviser
details on the people and      9   The Distributor and
organizations who oversee          Administrator
the Fund.

                            Shareholder Information
--------------------------------------------------------------------------------
Review this section for        9   Pricing of Fund Shares
details on how shares are      10  Purchasing and Adding to Your
valued, how to purchase,           Shares
sell and exchange shares,      13  Distribution Arrangements/Sales Charge
related charges and            15  Selling Your Shares
payments of dividends and      18  Exchanging Your Shares
distributions.                 19  Dividends, Distributions and Taxes
                               20  Financial Highlights
--------------------------------------------------------------------------------

                                  Back Cover
--------------------------------------------------------------------------------
                               20  Where to learn more about this Fund

Risk/Return Summary

The following is a summary of certain key information about the Retail Class shares of the First Choice Equity Fund. The Fund also has Institutional Class shares, offered through a separate prospectus, which are subject to a minimum investment of $50,000. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

The Risk/Return Summary describes certain kinds of risks that apply to the Fund.

Investment Objective      The Fund is an "equity" fund that seeks long-term
                          growth of capital and income.

Principal Investment
Strategies                Under normal circumstances, the Fund invests at least
                          80% of its net assets in a diversified portfolio of equity securities issued by companies in a variety of different industries. The Fund's equity investments consist primarily of common stocks. The Fund may invest up to 20% of its assets in American Depositary
                          Receipts. The Fund intends to achieve its investment objective through capital appreciation of its portfolio holdings over time and, to a lesser extent, dividend income. Current income is a secondary consideration. The Adviser buys and sells securities based on their analysis of the industry sectors of the market and evaluates the companies within each sector.

Principal
Investment Risks          The principal risks of investing in the Fund are
                          market risk, security-specific risk and foreign risk.

Market Risk               Risk that the value of the Fund's investments will
                          fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.

Security-Specific Risk    Risk that the issuer will be unable to achieve its
                          earnings or growth expectations.

Foreign Risk              The Fund may invest in both sponsored and unsponsored
                          ADR programs. Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs re subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR.
                          There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.
                          In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Management Risk           Risk that the strategy used by the investment
                          management team may fail to produce the desired results.


Other Considerations      In some cases in response to market conditions, the
                          Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover (over 100%) is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

                          Other important things for you to note:

                          . Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund.

                         .    You may lose money by investing in the Fund.

Who may want to          Consider investing in the Fund if you are:
invest?
                         .    seeking a long-term goal such as retirement

                         . looking to add a growth component to your portfolio

                         . willing to accept higher risks commensurate with investing in the general stock market.

                         This Fund will not be appropriate for anyone:

                         .    seeking monthly income

                         . pursuing a short-term goal or investing emergency reserves

                         .    seeking safety of principal

Performance Information

  The Risk/Return Summary of the Fund includes tables showing the Fund's annual returns and average annual returns. The bar chart and table provide an indication of the historical risk for the Fund by showing:

  . changes in the Fund's performance from year to year since the Fund's inception; and

  .  the Fund's average annual return for one year and since its inception.

 If fee waivers or expense reimbursements had not been reflected in the chart, the Fund's performance would have been lower.

[INSERT BAR CHART]

Year-by-Year Total Returns as of 12/31/1/


1998    13.79
1999    23.30

Past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter:     4th Q 1998   20.2%
Worst Quarter:    3rd Q 1998   -8.78%

--------------------------------------------------------------------------------

/1/  The Fund's return for the quarter ended December 31, 1999 was 15.89%.

Both the chart and table assume
reinvestment of dividends.

You may obtain information for any First
Choice Fund by calling 1-888-FIRST16
(1-888-347-7816).

Performance Table

Average Annual Total Returns (for the periods ending December 31, 1999)

                                Inception Date    One Year    Since Inception
                               ----------------   --------    ---------------
Equity Fund Retail Class           6/2/98          23.30%          23.84%

S&P 500(R) Composite Index           N/A           21.03%          22.22%

Lipper Growth and Income             N/A            4.86%           9.31%
Fund Index

Russell 2000 Index*                  N/A           21.26%           7.90%

* The Russell 2000 Index, an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, is replacing the Lipper Growth and Income Fund Index. The Russell 2000 is expected to be a better benchmark comparison of the Fund's performance.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder fees (fees paid directly
 from your investment)
 Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)                           4.5%
 Maximum deferred sales charge (load)      None
 Redemption fees/1/ (as a percentage of
 amount redeemed)                          None

 Annual Fund Operating Expenses
 (expenses are deducted from Fund
 assets)
 Management fee/2/                         1.00%
 Administrative Services fee/3/             .15%
 Distribution (12b-1) fee                   .25%
 Shareholder Servicing fee                  .25%
 Other Operating Expenses/4/                .84%
                                           ----
 Total Fund Operating Expenses             2.49%
 Less Fee Waivers/2,3/                     1.10%
                                           ----
Total Net Operating Expenses/5/            1.39%
                                           ====

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf
2  The Adviser is contractually waiving its Management fee
3 The Administrator is contractually limiting its Administrative Services fee to .05%.
4 Individual Retirement Accounts are subject to an annual maintenance and custody fee ($10) and termination fee ($10).
5  The contractual expense limitations are in effect through September 30, 2000.

Example

Use the table to compare fees and expenses    1 Year  3 Years  5 Years  10 Years
with those of other Funds.  It illustrates    ------  -------  -------  --------
the amount of fees and expenses you would
pay, assuming the following:                  $652    $1,075   $1,523    $2,762

   .  $10,000 investment
   .  5% annual return
   .  no changes in the Fund's
      operating expenses except the
      expiration of the current
      contractual fee waivers on
      September 30, 2000.
   .  reinvestment of dividends and
      distributions

Because this example is hypothetical and for comparison only, your actual costs may be different.

Investment Objective, Strategy and Risks

Ticker Symbol:

     This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Fund. Additional descriptions of the Fund's risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Fund's SAI. Of course, there can be no assurance that any Fund will achieve its investment objective.


Investment Objective

     The Fund's investment objective is long-term growth of capital and income. The Fund seeks to achieve this objective by investing primarily in common stocks.

Investment Policy and Strategy

     Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities issued by companies in a variety of different industries.


     The Fund's investments will be selected from a large universe of companies (within the Russell 2000 universe with a market capitalization of $1 billion or more). In selecting equity investments for the Fund, the Adviser uses numerous factors in the selection process, including but not limited to, corporate profitability, earning growth prospects, market share and valuation. The selection process includes evaluation of both growth and value characteristics of a stock's relative attractiveness. Each investment is also evaluated for its fit within the overall portfolio. An optimization process helps to determine the desired mix of stock holdings. The mix of stock holdings is determined by but may not be limited to, industry exposure, position size, relative valuation and economic sector allocation. Industry allocation is the weight of the industry in relation to the S&P 500 and the Fund allocation is adjusted based on industry analysis.

     The Fund's equity investments consist primarily of common stocks. The Fund intends to achieve its investment objective through capital appreciation of its portfolio holdings over time and, to a lesser extent, dividend income. Although current income is a secondary consideration, many of the Fund's investments should provide regular dividends which are expected to grow over time. The Fund allocates its investments among different industries and companies and adjusts its portfolio securities for investment considerations and not for short-term trading purposes. The Fund may invest up to 15% of its net assets in illiquid and restricted securities and Rule 144A private placements.

     The Fund may also invest up to 20% of its total assets in foreign company ADR's, including ADRs, which meet its investment objective. ADRs are dollar-denominated receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit with said banks and trusts in their respective countries. The Fund may invest in both sponsored and unsponsored ADR programs. See "Risk Considerations".

     In determining whether to dispose of an investment the Adviser will look at whether or not the security continues to meet or has achieved the Adviser's expectations that originally identified the investment's above average quality, growth and valuation characteristics (e.g. decreasing market share, price target, decrease in financial performance).

Risk Considerations

General Risk Factors

     The principal risks of the Fund are market risk, security-specific risk and foreign risk. Market risk is the possibility that the Fund's net asset value will decline with changes in the market value of the Fund's portfolio securities. The Fund's investments represent proportionate interests in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. There is also the risk that the issuer will be unable to achieve its earnings or growth expectations or that the strategy used by the investment management team may fail to produce the desired results.

     ADRs are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States. The Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs re subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Other Considerations

Portfolio Turnover

     The portfolio turnover rate for the Fund is included in the Financial Highlights section of this Prospectus. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover (over 100%) is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Temporary Defensive Positions

     In order to meet liquidity needs, the Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Fund typically invests in.To the extent that the Fund invests in debt securities pursuant to its temporary defensive position, such debt obligations would be rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Ratings Group or, if unrated, judged by the Adviser to be of comparable quality. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Fund Management

The Investment Adviser

     First American Capital Management, Inc. ("First American" or the "Adviser"), located at 567 San Nicholas Drive, Newport, CA 92660, a wholly-owned subsidiary of The First American Financial Corporation, has agreed to provide investment advisory services to the Fund pursuant to an advisory agreement with the Fund. (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Fund. For the advisory services it provides to the Fund, First American receives fees based on average daily net assets up to the following annualized rates.

     First American waived its contractual fees with respect to the Fund for the most recent fiscal year. Contractual fees (without waivers) for the Fund are 1.00%.

     From June 2, 1998 through June 30, 1999, the Adviser utilized, as part of the investment process for the Equity Fund, a quantitative model developed by Haugen Custom Financial Systems, a registered investment adviser with offices at 4199 Campus Drive, Suite 350, Irvine, CA 92612. The Adviser paid Haugen Custom Financial Systems a monthly fee at the annual rate of .065% of the Equity Fund's average daily net assets on the first $100 million; .125% of the Equity Fund's average daily net assets on the next $100 million and .03% of the Equity Fund's average daily net assets exceeding $200 million. For the period June 2, 1998 through September 30, 1998, Haugen Custom Financial Systems received fees of $6,666.67.

Portfolio Managers

     The Fund utilizes an Investment Committee to perform the day-to-day Management of the Fund's Portfolio.

The Distributor and Administrator

     Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator and transfer agent, became an affiliate of PNC Bank Corp. and changed its name to PFPC Inc. ("PFPC"). On the same date, Provident Distributors, Inc. replaced First Data Distributors, Inc. as the Fund's distributor. Its principal office is at Four Falls Corporate Center, 6th Floor, West Conshohoken, PA 19428-2961. The Distributor will receive orders for, sell, and distribute shares of the Fund. The Distributor also serves as distributor of other mutual funds.

     The Fund has entered into an Administrative Services Contract with PFPC, Inc. pursuant to which the Administrator provides certain management and administrative services necessary for the Fund's operations. For these services, the Administrator receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets. PFPC Inc. receives a separate fee for providing fund accounting services to the Fund pursuant to the Administration Agreement.

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

     The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                    Total Assets Liabilities
                                    ------------------------
                  NAV =    Number of Shares Outstanding

     Per share net asset value (NAV) is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees.

     Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when you will not be able to purchase or redeem shares.

Purchasing and Adding To Your Shares

Initial Purchase

     All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Fund reserves the right to reject any purchase. The Fund will not accept any third party or foreign checks.

     All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

 .   Minimum Initial Investment..........................................  $1,000

 .   Minimum Initial Investment for IRAs.................................  $  250

 .   Minimum Subsequent Investment.......................................  $   50

     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

Through an Authorized Broker,
Investment Adviser or Service Organization

     Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations who may charge additional fees or impose other limitations on buying and selling shares. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker, investment adviser or Service Organization will then contact the Distributor to place the order on your behalf on that day. Orders for the Fund received prior to 4:00 p.m. Eastern time will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

By Regular Mail

     If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

     All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

                 First Choice Funds Trust
                 PO Box 5176
                 Westborough, MA  01581-5776


Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver application and payment to the address above.

Subsequent Investments:

1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:

     .  Fund Name

     .  Amount invested

     .  Account name and number

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver investment slip and payment to the address above.

By Wire Transfer

     Telephone the Transfer Agent at 1-888-FIRST16 (1-888-347-7816) for instructions. Please note your bank may charge you a fee for handling this transaction.

     You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

     Federal Funds purchases will be accepted only on a day on which the relevant Fund and the custodian bank are open for business.

Automatic Investment Program

     You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. For more information about automatic investments, call 1-888-FIRST16 (1-888-347-7816).

     To invest regularly from your bank account:

     . Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

          --   Your bank name, address and account number
          --   The amount you wish to invest automatically (minimum $50)
          --   How often you want to invest (every month, 4 times a year, twice a year or once a year)

     .    Attach a voided personal check

     To invest regularly from your paycheck or government check:

Call 1-888-FIRST16 (1-888-347-7816) for an enrollment form.

Distribution Arrangements/Sales Charges

Distribution Plan

     The Fund has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Retail Class shares of the Fund may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Fund. These costs and expenses, are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund.Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

     The Fund also offers an Institutional class of shares which are offered in a separate prospectus. The Institutional Class shares are sold at net asset value without a sales load or 12b-1 fee, only to certain institutional investors who invest a minimum of $50,000 in the Fund.

Sales Charge

The Fund shares will be sold at the net asset value next determined subject to a sales charge as follows:

                                                           Reallowance to
   Sales Charge as a          Sales Charge as a           Broker - Dealers
% of the Offering Price   % of the Amount Invested   (% of the Offering Price)
-----------------------   ------------------------   -------------------------
          4.5%                       4.71%                      4.5%

Service Organizations

     Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. The Fund will pay the Service Organization a fee at an annual rate of up to 0.25% of the average daily net asset value of shares for which the Service Organization from time to time performs these services. The services provided include:

     .    receiving and processing shareholder orders
     .    performing the accounting for the customers' sub-accounts
     .    maintaining retirement plan accounts
     .    answering questions and handling correspondence for individual accounts
     .    acting as the sole shareholder of record for its customers' accounts
     .    issuing shareholder reports and transaction confirmations
     .    performing daily "sweep" functions

     Investors who purchase, sell or exchange shares for the Fund through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to shareholders' sub-accounts.

Individual Retirement Accounts

     The Fund may be used to invest your IRA assets. Shares may also be purchased for IRAs established with First American or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service and there are various types of IRAs available, including Individual, Spousal, Rollover, Roth-Contributory and Roth-Conversion. A $7.50 establishment fee and an annual $15 maintenance and custody fee is payable with respect to each IRA, and there will be a $12 termination fee when the account is closed. For more information concerning investments by IRAs, call the Fund at 1-888-FIRST16 (1-888-347-7816).

Dividends and Distributions

     All dividends and distributions will be automatically reinvested unless you request otherwise on your application. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Year 2000

Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the Year 2000 and beyond. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly since the Funds invests outside of the U.S. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers. The Fund and the Adviser will continue to monitor developments relating to the Year 2000 problem.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.


SELLING YOUR SHARES

You may sell your shares at          Withdrawing Money from Your Fund Investment
any time.  Your sales price will
be the next NAV after your sell      As a mutual fund shareholder, you are
order is received by the Fund,       technically selling shares when you
its transfer agent, or your          request a withdrawal in cash. This is also
investment representative.           known as redeeming shares or a redemption
Normally you will receive your       of shares.
proceeds within a week after
your request is received.

                                     Instructions for Selling Shares

                                     If selling your shares through your
                                     financial adviser or broker, ask him or her
                                     for redemption procedures. Your adviser
                                     and/or broker may have transaction minimums
                                     and/or transaction times which will affect
                                     your redemption. For all other sales
                                     transactions, follow the instructions
                                     below.
By Telephone
(unless you have declined            1. Call 1-888-FIRST16 (1-888-347-7816) with
telephone sales privileges on        instructions as to how you wish to receive
your application)                    your funds (mail, wire, electronic
                                     transfer).

By Mail                              1.  Call 1-888-FIRST16 (1-888-347-7816)
(See "Selling Your                   to request redemption forms or write a
Shares--Redemptions in               letter of instruction indicating:
Writing Required")
                                     .  your Fund and account number

                                     .  amount you wish to redeem

                                     .  address where your check should be sent

                                     .  account owner signature

                                     2.  Mail to:

                                         First Choice Funds Trust
                                         P.O. Box 5176
                                         Westborough, MA 01581-5176

                                     3.  If redemption proceeds that are to be
                                         sent to an address other than the
                                         registered address or if the redemption
                                         proceeds exceed $50,000, a signature
                                         guarantee is required

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Wire Transfer                        Call 1-888-FIRST16 (1-888-347-7816) to
                                     request a wire transfer.

You must indicate this option        If you call in your redemption request of
on your account application.         $1,000 or more by 12:00 noon Eastern time,
                                     your payment will normally be wired to your bank on the same business day. Otherwise, it will normally be wired on the next business day after your call.
Your financial institution may
charge a wire transfer fee.

Electronic Redemptions               Call 1-888-FIRST16 (1-888-347-7816) to
                                     request an electronic redemption.

Your bank must participate in        If you call by 4 p.m. Eastern time, the
the Automated Clearing House         NAV of your shares will normally be
(ACH) and must be a U.S.             determined on the same day and the
bank.                                proceeds credited within 7 days.

Systematic Withdrawal Plan

     You can receive automatic payments from your account on a monthly, quarterly or semi annual basis. The minimum withdrawal is $50. To activate this feature:

     . Make sure you've checked the appropriate box on the Account Application. Or call 1-888-FIRST16 (1-888-347-7816).

     .    Include a voided personal check.

     . Your account must have a value of $10,000 or more to start withdrawals.

     . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Verifying Telephone Redemptions

     The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

Redemptions Within 15 Days of Investment

     When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days from purchase date). You can avoid this delay by purchasing shares with a certified check.

Redemption in Kind

     The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

     If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds.

Undeliverable Redemption Checks

     For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

EXCHANGING YOUR SHARES

Instructions for Exchanging Shares

     Exchanges are made by sending written request to First Choice Funds Trust, PO Box 5176, Westborough, MA 01581-5176, or by calling 1-888-FIRST16 (1-888-347-
7816). Please provide the following information:

     .    Your name and telephone number

     . The exact name on your account, account number and Taxpayer identification number (usually your Social Security number)

     .    Dollar value or number of shares to be exchanged

     .    The name of the Fund from which the exchange is to be made

     .    The name of the Fund into which the exchange is being made

     You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the First Choice Fund before making an exchange.

     See "Selling your Shares" for important information about telephone transactions. The Fund reserves the right to modify or terminate the exchange privilege upon 60 days' written notice.

     To prevent disruption in the management of the Fund, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

Notes on Exchanges

     When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

     The registration and tax identification numbers of the two accounts must be identical.

     The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     Be sure to read the Prospectus carefully of any First Choice Fund into which you wish to exchange shares.

Dividends, Distributions and Taxes

     Any income the Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. Income dividends on the Fund are paid quarterly. Shares purchased will begin earning dividends on the day the shares are bought and shares redeemed will earn dividends through the day before redemption. Capital gains, if any, for the Fund are distributed at least annually. Taxes on capital gains will vary with the length of time the Fund has held the security, not how long you have invested in the Fund. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

     Dividends and distributions from the Fund are taxable to shareholders whether received in additional shares or in cash.

     Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

     You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

     Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

                                                  Year ended   Year ended
                                                   Sept. 30     Sept. 30
                                                     1999       1998/(a)/
                                                    ------     ----------
Net Asset Value, Beginning of Year................  $ 9.46       $10.00
Investment Activities
  Net investment income...........................    0.08           --
Net realized and unrealized gains (losses)
  from investment transactions....................    2.57         (.54)
                                                    ------       ------
Total from Investment Activities..................    2.65         (.54)
Distribution
  From net investment income......................   (0.09)          --
  From net realized gains.........................      --           --
  In excess of net realized gains.................      --           --
  Total Distributions.............................   (0.09)          --
Net Asset Value, End of Year......................  $12.02       $ 9.46
Total Return......................................   27.98%       (5.40%)/(c)/
  Net Assets at end of period (000)...............      77          126
  Ratio of expenses to average net assets.........     .93%        1.50%/(b)/
Ratio of net investment income to average net
 assets...........................................     .75%         .05%/(b)/

  Ratio of expenses to average net assets*........    2.03%        2.69%/(b)/
  Portfolio Turnover Rate.........................     110%          47%


* During the period, certain expenses were voluntarily waived and custody expenses were reduced for credits earned at Custodian Bank. If such waivers and credits had not occurred, the ratios would have been as indicated. Impact of Custody earnings credit was less than 0.01% and $0.001 per shared.
(a) Fund commenced operations on June 2, 1998.
(b) Annualized
(c) Not annualized

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

     The Fund's annual and semi-annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information:

     The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus. You can get free copies of Reports and the SAI, Prospectuses of other First Choice Funds, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                               First Choice Funds
                                 P.O. Box 5176
                           Westborough, MA 01581-5176
                           Telephone:  1-888-FIRST16
                                 (1-888-347-7816)

     You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     . For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

     .    Free from the Commission's Website at http://www.sec.gov.


                       General and Account Information:

                                 1-888-FIRST16
                                1-888-347-7816

                    FIRST AMERICAN CAPITAL MANAGEMENT, INC.
                              Investment Adviser

                                  PFPC, INC.
                       Administrator and Transfer Agent

                         PROVIDENT DISTRIBUTORS, INC.
                                  Distributor



Investment Company Act file number:  811-7681

1




================================================================================


                           FIRST CHOICE FUNDS TRUST

                           First Choice Equity Fund
                              Institutional Class
                                c/o PFPC, Inc.
                              4400 Computer Drive
                                 P.O. Box 5176
                          Westborough, MA 01581-5176

                           www.firstchoicefunds.com



January 31, 2000

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or truthful. Any representation to the contrary is a criminal offense.



================================================================================

                               Table of Contents
                              Risk/Return Summary
--------------------------------------------------------------------------------
Carefully review this             3 Objective, Principal Investment
important section, which            Strategy and Principal Risks
summarizes each Fund's
investments, risks, past
performance and fees.

                  Investment Objective, Strategies and Risks
--------------------------------------------------------------------------------
Review this section for           7 Investment Objective
information on investment         8 Investment Policy and Strategy
strategies and their risks.       9 Risk Considerations


                                  Fund Management
--------------------------------------------------------------------------------
Review this section for           11 The Investment Adviser
details on the people and         11 The Distributor
organizations who oversee            Administrator
the Fund.

                                 Shareholder Information
--------------------------------------------------------------------------------
Review this section for           12 Pricing of Fund Shares
details on how shares are         13 Purchasing and Adding to Your
valued, how to purchase,             Shares
sell and exchange shares,         16 Selling Your Shares
related charges and               20 Exchanging Your Shares
payments of dividends and         21 Dividends, Distributions and
distributions.                       Taxes

                                  Financial Highlights
--------------------------------------------------------------------------------
                                  23

                                  Back Cover
--------------------------------------------------------------------------------
                                    Where to learn more about this Fund

3

Risk/Return Summary

The following is a summary of certain key information about the Institutional Class shares of the First Choice Equity Fund. The Fund also has Retail Class shares, offered through a separate prospectus. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

The Risk/Return Summary describes certain kinds of risks that apply to the Fund.

Investment Objective     The Fund is an "equity" fund that seeks long-term
                         growth of capital and income.

Principal Investment
Strategies               Under normal circumstances, the Fund invests at least
                         80% of its net assets in a diversified portfolio of equity securities issued by companies in a variety of different industries. The Fund's equity investments consist primarily of common stocks. The Fund may invest up to 20% of its assets in American Depositary
                         Receipts. The Fund intends to achieve its investment objective through capital appreciation of its portfolio holdings over time and, to a lesser extent, dividend income. Current income is a secondary consideration.
                         The Adviser buys and sells securities based on their analysis of the industry sectors of the market and evaluates the companies within each sector.

Principal
Investment Risks         The principal risks of investing in the Fund are market
                         risk, security-specific risk and foreign risk.

Market Risk              Risk that the value of the Fund's investments will
                         fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.

Security-Specific Risk   Risk that the issuer will be unable to achieve its
                         earnings or growth expectations.

Foreign Risk             The Fund may invest in both sponsored and unsponsored
                         ADR programs. Investments in ADRs involve certain risks not typically involved in purely domestic investments, including

4

                         future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Management Risk          Risk that the strategy used by the investment
                         management team may fail to produce the desired results.

Other Considerations     In some cases in response to market conditions, the
                         Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover (over 100%) is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

                         Other important things for you to note:

                         . Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund.

                         .  You may lose money by investing in the Fund.

5

Who may want to          Consider investing in the Fund if you are:
invest?                  .    seeking a long-term goal such as retirement
                         .    looking to add a growth component to your
                              portfolio
                         .    willing to accept higher risks commensurate with
                              investing in the general stock market

                         This Fund will not be appropriate for anyone:
                         .    seeking monthly income
                         .    pursuing a short-term goal or investing emergency
                              reserves
                         .    seeking safety of principal


Performance Information

  The Risk/Return Summary of the Fund  [INSERT BAR CHART ]
  includes tables showing the
  Fund's annual  returns and           Year-by-Year Total Returns as of 12/31/1/
  average annual returns. The bar
  chart and table provide an
  indication of the historical risk
  for the Fund by showing:
                                       1998     13.95%
  .   changes in the Fund's            1999     23.52%
      performance from year
      to year since the Fund's
      inception; and                   Past performance is not necessarily an
                                       indication of how the Fund will perform
                                       in the future.

  .   the Fund's average annual        Best Quarter:     4th   Q 1998    20.33%
      return for one year and since    Worst Quarter:    3rd   Q 1998    -8.77%
      its inception period.

  If fee waivers or expense
  reimbursements had not been
  reflected in the chart, the Fund's
  performance would have been lower.

  Both the chart and table assume
  reinvestment of dividends.

  You may obtain information for
  any First Choice Fund by calling
  1-888-FIRST16 (1-888-347-7816).

-----------------
/1/  The Fund's return for the quarter ended December 31, 1999 was 15.85%.

6

                               Performance Table

Average Annual Total Returns (for the periods ending December 31, 1999)


                                    Inception                      Since
                                      Date         One Year      Inception
                                    ---------      --------      ---------

Equity Fund Institutional Class      6/2/98         23.52%        24.10%

S&P 500(R) Composite Index             N/A          21.03%        22.22%

Lipper Growth and Income               N/A          11.86%         9.31%
Fund Index


Russell 2000 Index/*/                  N/A          21.26          7.90%

* The Russell 2000 Index, an unmanaged index which tracks the perfomance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, is replacing the Lipper Growth and Income Fund Index. The Russell 2000 is expected to be a better benchmark comparison of the Fund's performance.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly
from your investment)

Maximum sales charge (load) imposed        None
on purchases (as a percentage of
offering price)

Maximum deferred sales charge (load)       None

Redemption fees/1/ (as a percentage of
amount redeemed)                           None

Annual Fund Operating Expenses
(expenses are deducted from Fund assets)

Management fee/2/                         1.00%
Administrative service fee/3/              .15%
Distribution (12b-1) fee                  None
Shareholder Servicing fee                 0.25%
Other Operating Expenses/ 4/              0.84%
                                          ----
Total Fund Operating Expenses             2.24%
Fee Waivers/2,3/                          1.10%
                                          ----
Net Expenses/5/                            .99%
                                          ====

7

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.
2.   The Adviser is contractually waiving its Management fee.
3. The Administrator is contractually limiting its Administrative Services fee to .05%
4. Individual Retirement Accounts are subject to an annual maintenance and custody fee ($10) and termination fee ($10).
5.  The contractual waivers are in effect through September 30, 2000.


Example

Use the table to compare fees and expenses        1 Year  3 Years  5 Years  10 Years
 with those of other Funds. It illustrates the    ------  -------  -------  --------
 amount of fees and expenses you would
 pay, assuming the following:                     $187     $579     $995     $2,159

   .  $10,000 investment
   .  5% annual return
   .  no changes in the Fund's
      operating expenses, except the
      expiration of the current
      contractual fee waivers on
      September 30, 2000.
   .  reinvestment of dividends and
      distributions

Because this example is hypothetical and for comparison only, your actual costs may be different.

Investment Objective, Strategy and Risks

     This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Fund. Additional descriptions of the Fund's risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Fund's SAI. Of course, there can be no assurance that the Fund will achieve its investment objective.

8

Investment Objective

     The Fund's investment objective is long-term growth of capital and income. The Fund seeks to achieve this objective by investing primarily in common stocks.

Investment Policy and Strategy

     Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities issued by companies in a variety of different industries.

     The Fund's investments will be selected from a large universe of companies (within the Russell 2000 universe with a market capitalization of $1 billion or more). In selecting equity investments for the Fund, the Adviser uses numerous factors in the selection process, including but not limited to, corporate profitability, earning growth prospects, market share and valuation. The selection process includes evaluation of both growth and value characteristics of a stock's relative attractiveness. Each investment is also evaluated for its fit within the overall portfolio. An optimization process helps to determine the desired mix of stock holdings. The mix of stock holdings is determined by but may not be limited to, industry exposure, position size, relative valuation and economic sector allocation. Industry allocation is the weight of the industry in relation to the S&P 500 and the Fund allocation is adjusted based on industry analysis.

     The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund intends to achieve its investment objective through capital appreciation of its portfolio holdings over time and, to a lesser extent, dividend income. Although current income is a secondary consideration, many of the Fund's investments should provide regular dividends which are expected to grow over time. The Fund allocates its investments among different industries and companies and adjusts its portfolio securities for investment considerations and not for short-term trading purposes. The Fund may invest up to 15% of its net assets in illiquid and restricted securities and Rule 144A private placements.

     The Fund may also invest up to 20% of its total assets in foreign company ADR's, including ADRs, which meet its investment objective. ADRs are dollar-denominated receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit with said banks and trusts in their respective countries. The Fund may invest in both sponsored and unsponsored ADR programs. See "Risk Considerations".

     In determining whether to dispose of an investment the Adviser will look at whether or not the security continues to meet or has achieved the Adviser's expectations that

9

originally identified the investment's above average quality, growth and valuation characteristics (e.g. decrease in market share, price target, decrease in financial performance).

Risk Considerations

General Risk Factors:

     The principal risks of the Fund are market risk, security-specific risk and foreign risk. Market risk is the possibility that the Fund's net asset value will decline with changes in the market value of the Fund's portfolio securities. The Fund's investments represent proportionate interests in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. There is also the risk that the issuer will be unable to achieve its earnings or growth expectations or that the strategy used by the investment management team may fail to produce the desired results.

     ADRs are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States. The Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs re subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency),

10

resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.


Other Considerations

Portfolio Turnover

     The portfolio turnover rate for the Fund is included in the Financial Highlights section of this Prospectus. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover (over 100%) is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Temporary Defensive Positions

     In order to meet liquidity needs, the Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Fund typically invests in. To the extent that the Fund invests in debt securities pursuant to its temporary defensive position, such debt obligations would be rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Ratings Group or, if unrated, judged by the Adviser to be of comparable quality. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Fund Management

The Investment Adviser

     First American Capital Management, Inc. ("First American" or the "Adviser"), located at 567 San Nicholas Drive, Newport, CA 92660, a wholly-owned subsidiary of The First American Financial Corporation, has agreed to provide investment advisory services to the Fund pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Fund. For the advisory services it provides to the Fund, First American receives fees based on average daily net assets up to the following annualized rates.

11

     First American waived its contractual fees with respect to the Fund for the most recent fiscal year. Contractual fees (without waivers) for the Fund are 1.00%.

     From June 2, 1998 through June 30, 1999, the Adviser utilized, as part of the investment process for the Equity Fund, a quantitative model developed by Haugen Custom Financial Systems, a registered investment adviser with offices at 4199 Campus Drive, Suite 350, Irvine, CA 92612. The Adviser paid Haugen Custom Financial Systems a monthly fee at the annual rate of .065% of the Equity Fund's average daily net assets on the first $100 million; .125% of the Equity Fund's average daily net assets on the next $100 million and .03% of the Equity Fund's average daily net assets exceeding $200 million. For the period June 2, 1998 through September 30, 1998, Haugen Custom Financial Systems received fees of $6,666.67.

Portfolio Managers

     The Fund utilizes an Investment Committee to perform the day-to-day Management of the Fund's Portfolio.

The Distributor and Administrator

     Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator and transfer agent, became an affiliate of PNC Bank Corp. and changed its name to PFPC Inc. ("PFPC"). On the same date, Provident Distributors, Inc. replaced First Data Distributors, Inc. as the Fund's distributor. Its principal office is at Four Falls Corporate Center, 6th floor, West Conshonhoken, PA 19428-2961. The Distributor will receive orders for, sell, and distribute shares of the Fund. The Distributor also serves as distributor of other mutual funds.

     The Fund has entered into an Administrative Services Contract with PFPC, pursuant to which the Administrator provides certain management and administrative services necessary for the Fund's operations. For these services, the Administrator receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets. PFPC, Inc. receives a separate fee for providing fund accounting services to the Fund pursuant to the Administration Agreement.

Shareholder Information

Pricing of Fund Shares

   How NAV is Calculated

12

     The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                             Total Assets Liabilities
                             ------------------------
                     NAV = Number of Shares Outstanding

     Per share net asset value (NAV) is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees.

     Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when you will not be able to purchase or redeem shares.


Purchasing and Adding To Your Shares

Initial Purchase

     The Institutional Class shares offered in this prospectus are sold at net asset value without a sales load only to certain institutional investors who invest a minimum of $50,000 in the Fund. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Fund reserves the right to reject any purchase. The Fund will not accept any third party or foreign checks.

     All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

     .  Minimum Initial Investment.....................................$50,000

13

     .  Minimum Initial Investment for IRAs.............................N/A

     .  Minimum Subsequent Investment............................... $1,000

     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

Through an Authorized Broker,
Investment Adviser or Service Organization.

     Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations who may charge additional fees or impose other limitations on buying and selling shares. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker, investment adviser or Service Organization will then contact the Distributor to place the order on your behalf on that day. Orders for the Fund received prior to 4:00 p.m. Eastern time will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

By Regular Mail

     If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

     All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

        First Choice Funds Trust
        PO Box 5176
        Westborough, MA  01581-5776

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver application and payment to the address above.

14

Subsequent Investments:

1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:

     .  Fund Name
     .  Amount invested
     .  Account name and number

2.   Make check, bank draft or money order payable to "First Choice Funds
     Trust."

3.   Mail or deliver investment slip and payment to the address above.

By Wire Transfer

     Telephone the Transfer Agent at 1-888-FIRST16 (1-888-347-7816) for instructions. Please note your bank may charge you a fee for handling this transaction.

     You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

     Federal Funds purchases will be accepted only on a day on which the relevant Fund and the custodian bank are open for business.

Automatic Investment Program

     You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. For more information about automatic investments, call 1-888-FIRST16 (1-888-347-7816).

     To invest regularly from your bank account:

     . Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

         -- Your bank name, address and account number
         -- The amount you wish to invest automatically (minimum $50)
         -- How often you want to invest (every month, 4 times a year, twice a year or once a year)

     .   Attach a voided personal check.

15

     To invest regularly from your paycheck or government check:
     Call 1-888-FIRST16 (1-888-347-7816) for an enrollment form.

Service Organizations

     Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. The Fund will pay the Service Organization a fee at an annual rate of up to 0.25% of the average daily net asset value of shares for which the Service Organization from time to time performs these services. The services provided include:

     .   receiving and processing shareholder orders
     .   performing the accounting for the customers' sub-accounts
     .   maintaining retirement plan accounts
     .   answering questions and handling correspondence for individual accounts
     .   acting as the sole shareholder of record for its customers' accounts
     .   issuing shareholder reports and transaction confirmations
     .   performing daily "sweep" functions

     Investors who purchase, sell or exchange shares of the Fund through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to shareholders' sub-accounts.

Dividends and Distributions

     All dividends and distributions will be automatically reinvested unless you request otherwise on your application. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Questions?
Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

16

SELLING YOUR SHARES


You may sell your shares at         Withdrawing Money from Your Fund Investment
any time. Your sales price will
be the next NAV after your sell     As a mutual fund shareholder, you are
order is received by the Fund,      technically selling shares when you
its transfer agent, or your         request a withdrawal in cash. This is also
investment representative.          known as redeeming shares or a redemption
Normally you will receive your      of shares.
proceeds within a week after
your request is received.

                                    Instructions for Selling Shares

                                    If selling your shares through your
                                    financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone
(unless you have declined           1.  Call 1-888-FIRST16 (1-888-347-7816) with
telephone sales privileges on       instructions as to how you wish to receive
your application)                   your funds (mail, wire, electronic
                                    transfer).

By Mail                             1.  Call 1-888-FIRST16 (1-888-347-7816) to
(See "Selling Your                  request redemption forms or write a letter
Shares--Redemptions in              of instruction indicating:
Writing Required")                  .    your Fund and account number
                                    .    amount you wish to redeem
                                    .    address where your check should be sent
                                    .    account owner signature

                                    2.  Mail to:
                                        First Choice Funds Trust
                                        P.O. Box 5176
                                        Westborough, MA 01581-5176

                                    3.  If redemption proceeds that are to be
                                        sent to an address other than the
                                        registered address or if the redemption
                                        proceeds exceed $50,000, a signature
                                        guarantee is required.

17

                                        A signature guarantee can be obtained
                                        from a financial institution, such as a
                                        bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Wire Transfer                       Call 1-888-FIRST16 (1-888-347-7816) to
You must indicate this option       request a wire transfer.
on your account application.
                                    If you call in your redemption request of $1,000 or more by 12:00 noon Eastern time, your payment will normally be wired to your bank on the same business day. Otherwise, it will normally be wired on the next business day after your call.

Your financial institution may
charge a wire transfer fee.

Electronic Redemptions              Call 1-888-FIRST16 (1-888-347-7816) to
                                    request an electronic redemption.

Your bank must participate in       If you call by 4 p.m. Eastern time, the
the Automated Clearing House        NAV of your shares will normally be
(ACH) and must be a U.S.            determined on the same day and the proceeds
bank.                               credited within 7 days.


Systematic Withdrawal Plan

     You can receive automatic payments from your account on a monthly, quarterly or semi-annual basis. The minimum withdrawal is $50. To activate this feature:

     . Make sure you've checked the appropriate box on the Account Application. Or call 1-888-FIRST16 (1-888-347-7816).

     .    Include a voided personal check.

18

     . Your account must have a value of $10,000 or more to start withdrawals.

     . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

Verifying Telephone Redemptions

     The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

Redemptions Within 15 Days of Investment

     When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days from purchase date). You can avoid this delay by purchasing shares with a certified check.

Redemption in Kind

     The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

     If your account falls below the amount of the initial investment, the Fund may ask you to increase your balance. If it is still below the amount of the initial investment after 30 days, the Fund may close your account and send you the proceeds.

19

Undeliverable Redemption Checks

     For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.



EXCHANGING YOUR SHARES

Instructions for Exchanging Shares

     Exchanges may be made by sending written request to First Choice Funds Trust, PO Box 5176, Westborough, MA 01581-5176, or by calling 1-888-FIRST16 (1-888-347-7816). Please provide the following information:

     .    Your name and telephone number

     . The exact name on your account, account number and taxpayer identification number (usually your Social Security number)

     .    Dollar value or number of shares to be exchanged

     .    The name of the Fund from which the exchange is to be made.

     .    The name of the Fund into which the exchange is being made.

     You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the First Choice Fund before making an exchange.

     See "Selling your Shares" for important information about telephone transactions. The Fund reserves the right to modify or terminate the exchange privilege upon 60 days' written notice.

20

     To prevent disruption in the management of the Fund, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

Notes on Exchanges

     The registration and tax identification numbers of the two accounts must be identical.

     The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     Be sure to read the Prospectus carefully of any First Choice Fund into which you wish to exchange shares.


Dividends, Distributions and Taxes

     Any income the Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. Income dividends on the Fund are paid quarterly. Shares purchased will begin earning dividends on the day the shares are bought and shares redeemed will earn dividends through the day before redemption. Capital gains, if any, for the Fund are distributed at least annually. Taxes on capital gains will vary with the length of time the Fund has held the security, not how long you have invested in the Fund. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

     Dividends and distributions from the Fund are taxable to shareholders whether received in additional shares or in cash.

     Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

     You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

     Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Year 2000

Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do

21

not properly process and calculate date-related information for the Year 2000 and beyond. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly since the Funds invests outside of the U.S. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers. The Fund and the Adviser will continue to monitor developments relating to the Year 2000 problem.

Questions?

     Call 1-888-FIRST16 (1-888-347-7816) or your investment representative.

22

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

                                                Year ended     Year ended
                                                 Sept. 30       Sept. 30
                                                   1999          1998/(a)/
                                                   ----          ----
Net Asset Value, Beginning of Year.............. $  9.47        $ 10.00
Investment Activities
  Net investment income.........................    0.11           0.01
  Net realized and unrealized gains
   (losses) from investment transactions........    2.57          (0.54)
                                                 -------        -------
Total from Investment Activities................ $  2.67        $ (0.53)
Distributions
  From net investment income....................  ($0.11)            --
  From net realized gains.......................      --             --
  In excess of net realized gains...............      --             --
                                                 -------        -------
  Total Distributions...........................  ($0.11)            --
 Net Asset Value, End of Year................... $ 12.03        $  9.47
Total Return....................................   28.29%         (5.30)%/(c)/
  Net Assets at end of period (000).............  18,251         14,226
  Ratio of expenses to average net assets.......     .74%          1.25%/(b)/
Ratio of net investment income to average net
  assets........................................     .94%           .30%/(b)/

  Ratio of expenses to average net assets*......    1.84%          2.44%/(b)/
  Portfolio Turnover Rate.......................     110%            47%

* During the periods, certain expenses were voluntarily waived and custody expenses were reduced for credits earned at Custodian bank. If such waivers and credits had not occurred, the ratios would have been as indicated. Impact of Custody earnings credits was less than 0.01% and $0.001 per share.
(a)  Fund commenced operations on June 2, 1998.
(b)  Annualized.
(c)  Not annualized.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports (Reports):

     The Fund's annual and semi-annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information:

     The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus. You can get free copies of Reports and the SAI, Prospectuses of other First Choice Funds, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

          First Choice Funds
          P.O. Box 5176
          Westborough, MA 01581-5176
          Telephone: 1-888-FIRST16 (1-888-347-7816)

     You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     . For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

     .    Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file number: 811-7681

General and Account Information:

1-888-FIRST16
1-888-347-7816

FIRST AMERICAN CAPITAL MANAGEMENT, INC.
Investment Adviser

PFPC, INC.
Administrator and Transfer Agent

PROVIDENT DISTRIBUTORS, INC.
Distributor

                           FIRST CHOICE FUNDS TRUST
                  4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581
        GENERAL AND ACCOUNT INFORMATION: 1-888-FIRST16 (1-888-347-7816)

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") describes the three existing series of First Choice Funds Trust (each a "Fund," collectively, the "Funds"). The Funds are:

  . First Choice U.S. Treasury Reserve Fund

  . First Choice Cash Reserve Fund

  . First Choice Equity Fund

     Each Fund constitutes a separate investment portfolio of First Choice Funds Trust (the "Trust"), a Delaware business trust and open-end, investment management company. Each portfolio has distinct investment objectives and policies.

     First Choice U.S. Treasury Reserve Fund and First Choice Cash Reserve Fund (collectively, the "Money Market Funds") are money market funds managed by First American Capital Management Inc. ("First American" or the "Adviser"). Each of the Money Market Funds offers three classes of shares -- the Investment Class, the Institutional Class and the Service Class. Investment Class shares are available through authorized financial services companies which provide to investors various administrative services including shareholder servicing, sub-accounting and sub-transfer agency services. The Service Class shares are available to customers who require shareholder servicing. The Institutional Class shares are available to institutional investors. The Investment Class shares impose shareholder servicing, administrative and Rule 12b-1 fees. The Service Class shares impose shareholder servicing and Rule 12b-1 fees. The Institutional Class shares are subject to a minimum investment of $50,000 and do not impose any administrative, shareholder servicing or Rule 12b-1 fees.

     First Choice Equity Fund (the "Equity Fund") is an equity fund managed by First American. The Fund offers two classes of shares -- the Institutional Class and the Retail Class. The Retail Class shares are available to customers through authorized banks, trust companies, broker-dealers or other financial organizations at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to institutional investors without a sales charge. The Retail Class shares and the Institutional Class shares are identical in all other respects, with the exception that the Institutional Class shares do not impose any Rule 12b-1 fees. See "Other Information -- Capitalization" herein.

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the respective prospectuses for the Funds each dated January 31, 2000 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address or information number printed above.

January, 31, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT POLICIES.....................................................       3

INVESTMENT RESTRICTIONS.................................................      14

MANAGEMENT..............................................................      17
Trustees and Officers...................................................      17
Investment Adviser......................................................      18
Distribution of Fund Shares.............................................      20
Distribution Plan.......................................................      20
Administrative Services.................................................      21
Service Organizations...................................................      22

DETERMINATION OF NET ASSET VALUE........................................      24

PORTFOLIO TRANSACTIONS..................................................      26

TAXATION................................................................      29

OTHER INFORMATION.......................................................      32
Capitalization..........................................................      32
Voting Rights...........................................................      34
Custodian, Transfer Agent and Dividend Disbursing Agent.................      35
Experts.................................................................      35
Counsel to the Trust....................................................      35
Performance Information.................................................      35

FINANCIAL STATEMENTS....................................................      40
APPENDIX A - RATINGS OF DEBT SECURITIES.................................      41

                              INVESTMENT POLICIES

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     U.S. Treasury Obligations (All Funds). Each Fund may invest, and the U.S. Treasury Reserve Fund invests exclusively (except due to emergency conditions causing disruption of business at the Adviser in which case, in accordance with the procedures adopted by the Board of Trustees, the Fund may temporarily invest in repurchase agreements), in direct obligations of the United States Treasury that have remaining maturities not exceeding thirteen months (397 days). The United States Treasury issues various types of marketable securities consisting of bills, notes and bonds. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

     U.S. Government Agency Obligations (Cash Reserve Fund and Equity Fund
Only). Each Fund may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Each Fund may purchase securities issued or guaranteed by the Government National Mortgage Association, which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation; therefore, in the event of a default prior to maturity, there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

     Commercial Paper (Cash Reserve Fund and Equity Fund Only). Commercial paper includes short-term unsecured promissory notes, variable rate master notes issued by domestic and foreign bank holding companies, corporations and financial institutions. All commercial paper purchased by a Fund is, at the time of investment: (i) rated within the highest rating category of at least two of the Nationally

Recognized Statistical Rating Organizations ("NRSROs") that have rated the security; (ii) if rated by only one such rating organization, rated within the highest rating category of that rating organization; or (iii) if unrated, determined by the Adviser to be of an investment quality comparable to the rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

     Convertible Securities (Equity Fund Only). Convertible securities are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market value of convertible securities tends to increase when interest rates decline and conversely, tends to decline when interest rates increase. In addition, the prices of convertible securities often reflect changes in the value of the underlying common stock.

     Debt Securities (Cash Reserve Fund and Equity Fund Only). Each Fund's investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for the Fund. The Cash Reserve Fund may invest only in high quality debt securities as described in the Prospectus. The Equity Fund may invest in investment grade debt securities rated Baa or better by Moody's Investors Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P", a division of McGraw Hill Companies, Inc.) or, if unrated, judged by the Adviser to be of comparable quality. If the rating of a security falls below investment grade, management will consider appropriate action consistent with the Fund's investment objective and policies. See Appendix A to the SAI for a discussion of rating categories. Investment in debt securities by the Equity Fund is limited to periods when, in the opinion of the Adviser, a temporary defensive position is consistent with the best interest of shareholders. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. There is a risk that changes in interest rates will affect the value of the Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

     Bank Obligations (Cash Reserve Fund and Equity Fund Only). These obligations include, but are not limited to the following domestic, Eurodollar and Yankeedollar obligations: certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt, except certificates of deposit.

     Variable and Floating Rate Demand and Master Demand Obligations (Cash Reserve Fund and Equity Fund Only). Each Fund may, consistent with its permitted investment policies, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less, and will carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Alternatively, the variable rate note may reset at periodic rates such as monthly, quarterly or semi-annually and is considered to be amortized out to the date of the reset pursuant to SEC Rule 2a-7.

     Each Fund may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances daily, changes in the amounts borrowed. A Fund has the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. Each Fund has no limitations on the types of issuers from whom such obligations may be purchased. The Funds will invest in unrated variable rate master demand obligations only when such obligations are determined by the Adviser or, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by a Fund.

     When-Issued and Delayed-Delivery Securities (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such transactions have the effect of leverage on the Funds and may increase the volatility of a Fund's net asset value.

     Investment in Other Mutual Funds (Cash Reserve Fund and Equity Fund Only). Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act") and subject to such investments being consistent with the overall objective and policies of such Fund, provided that any such purchases will be limited to short-term investments in shares of investment companies, and will not, in the aggregate, exceed 10% of a Fund's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

     Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:

(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund. The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. A portion of the proceeds from investing cash collateral may be rebated to the borrower. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Repurchase Agreements (Cash Reserve Fund and Equity Fund Only). The Cash Reserve Fund may invest up to 100% of its net assets in repurchase agreements maturing in seven days or less, however, the Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. The Equity Fund may invest in repurchase agreements for cash reserves or for temporary defensive or emergency purposes. The Equity Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. The Funds may enter into agreements with any bank or registered broker-dealer which presents a minimal risk of bankruptcy. Such agreements may be considered to be loans by a Fund for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     Reverse Repurchase Agreements (All Funds). The Funds may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a

Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     Illiquid Securities (All Funds). Each Fund has adopted a nonfundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Funds' investment restriction on illiquid securities.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for such securities.

     Pursuant to guidelines established by, and under the supervision of, the Board of Trustees, the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser;
(3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets (except that the Equity Fund may not exceed 15% of its average daily net assets). Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of nonfundamental Investment Restriction No. 1 set forth below. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

     Options on Securities Indices (Equity Fund only). The Fund may purchase and sell call and put options on securities indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     A European style put or call option may be exercised only upon expiration or during a fixed period prior thereto while an American style put or call option may be exercised at any time during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other NRSRO.

     If the Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

     All calls sold by the Fund must be "covered" (i.e., the Fund must own the futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     General Characteristics of Futures (Equity Fund only). The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the

Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Short Sales Against the Box (Equity Fund only). The Fund may sell securities "short against the box." While a short sale is the sale of a security that the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Fund's custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities sold short. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Use of Segregated and Other Special Accounts (Equity Fund only). Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid assets with its custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Trustees, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

     OTC options entered into by the Fund and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when the Fund sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. When the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures contract, it could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company (see "TAXATION").

                            INVESTMENT RESTRICTIONS

     The following restrictions restate or are in addition to those described under "Investment Restrictions" in the Prospectus. The following Investment Restrictions are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares.

     The Equity Fund will invest at least 65% of its total assets in equity securities.

     Each Fund, except as indicated, may not:

     (1) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 10% (33% with respect to the Equity Fund) of the current value of its net assets for temporary or emergency purposes, and such borrowings may be secured by the pledge the Fund's assets (limited with respect to the Money Market Funds to not more than 15% of the current value of total net assets) (but investments may not be purchased by the Fund while any such borrowings exist);

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any reverse repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

     (4) Invest in real property (including limited partnership interests, but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions (except with respect to the Equity Fund to the extent permitted with regard to its nonfundamental policy #7 below);

     (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

     (6) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Cash Reserve Fund, which will concentrate its investments in obligations issued by the banking industry, both domestic and foreign), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

     (7) Purchase a security if, as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities (except that the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days), or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer (except that with respect to the

Equity Fund, this restriction shall apply only with respect to 75% of its total assets); or

     (8) Invest more than 5% of its net assets in warrants which are unattached to securities, nor more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York or American Stock Exchanges.

     The following investment restrictions are nonfundamental policies which may be changed by approval of a majority of the Board of Trustees:

     Each Fund, except as indicated, may not:

     (1) Invest more than 10% (15% with respect to the Equity Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice);

     (2) Invest in companies for the purpose of exercising control or management ;

     (3) Invest more than 10% of its net assets in shares of other investment companies;

     (4) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (6) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such Issuer; or

     (7) Write, purchase or sell puts, calls or combinations thereof except the Equity Fund may purchase or sell financial futures contracts, options on financial futures contracts and options on securities indices, as permitted by applicable law.

     In addition, a Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that a Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation and except that the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days pursuant to the safe harbor available in Rule 2a-7. Furthermore, the limitation does not apply with respect to conditional and unconditional puts issued by a single issuer, provided that no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $ 1,000,000.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

     The names, ages and the principal occupations for the past five years of the Trustees and executive officers of the Trust, are listed below. All of the Trustees are deemed to be "non-interested persons" of the Trust for purposes of the 1940 Act.

                                                               Principal Occupation
Name and Address, Age        Position Held with the Trust      (during past 5 years)
---------------------        ----------------------------      -------------------
RICHARD WEDEMEYER                       Chairman                Vice President, The Channel
5 High Ridge Park                                               Corporation since July 1996;Vice
Stamford, CT  06878                                             President of Performance Advantage,
Age 64                                                          Inc. 1992 to July 1996; Vice
                                                                President of Jim Henson Productions
                                                                from 1979 to 1992; Author of In Transition
                                                                (Harper Collins); co-founder and co-
                                                                conductor of Harvard Business School
                                                                Club of New York Career Seminar;
                                                                Trustee of Jim Henson Legacy trust.

JOHN J. PILEGGI                        Trustee               President and Chief Executive Officer
ING Mutual Funds                                             ING Mutual Funds Management Co. LLC,(since
Management Co. LLC                                           August 1998); Director,
18 Campus Boulevard, Suite 200                                Furman Selz LLC (since 1994); Senior Managing
Newtown Square, PA 19073                                     Director, Furman Selz LLC (1992-1994).
Age 41

DENNIS W. DRAPER                       Trustee               Associate Professor of Finance at
University of Southern California                            University of Southern California
School of Business,                                          since 1978; Director of Data
Hoffman, 701F                                                Analysis, Inc. (financial  services);
Los Angeles, CA  90089                                       and Editorial Board of Chicago Board
Age 50                                                       of Trade.

JOSEPH N. HANKIN                       Trustee               President, Westchester Community
75 Grasslands Road                                           College since 1971; Adjunct Professor
Valhalla, NY 10595                                           of Columbia University Teachers
Age 60                                                       College since 1976.

JYLANNE DUNNE                          President of          Vice President of Client Services of
PFPC, Inc.("PFPC")                     the Trust             PFPC, Inc. (formerly First Data Investor
4400 Computer Drive                                          Inc.("FDISG")) since 1988.
Westborough, MA  01581
Age 39

BRIAN O'NEILL                          Treasurer             Manager of PFPC (formerly FDISG)
PFPC, Inc.                                                   Financial Reporting Department since 1994.
3200 Horizon Drive                                           Supervisor in Accounting Services Unit of
King of Prussia, PA 19406-0903                               Investor Services Group from 1992-1994.
Age 31

Linda Hoard                            Secretary
PFPC, Inc.
4400 Computer Drive
Westborough, MA 01581

     The following table sets forth certain information regarding the compensation paid to the Trustees for the fiscal year ended September 30, 1999. No officer of the Trust receives compensation from the Funds. No Trustee receives pension or retirement benefits from the Funds.

                                  Aggregate            Total Compensation
                              Compensation from           from the Fund
                                  the Trust                  Complex

John J. Pileggi, Trustee           $6,000                      $6,000
Dennis W. Draper, Trustee          $6,000                      $6,000
Joseph N. Hankin, Trustee          $6,000                      $6,000
Richard Wedemeyer, Trustee         $8,250                      $8,250

     Trustees of the Trust receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting attended and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER

     First American has provided investment advisory services to the Funds since inception pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, First American makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for its services thereunder, First American is entitled to receive from each Fund a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus. For the fiscal year ended September 30, 1998, First American earned $225,778 from the U. S. Treasury Reserve Fund, $269,075 from the Cash Reserve Fund, $47,754 from the Equity Fund. Of those amounts $188,149, $207,365 and $__________ were waived. In addition, First American Capital Management, Inc. reimbursed the Equity Fund $__________. For the fiscal year ended September 30, 1999, First American received $189,751 from the U.S. Treasury Reserve Fund, $316,982 from the Cash Reserve Fund and $177,160 from the Equity Fund. Of those amounts $146,768 and $256,953, and $177,160 were waived and $0, $0 and $0 were reimbursed.

     First American has contractually agreed to waive or reimburse .20% of the Money Market advisory fee, 1.00% of the Equity Fund advisory fee and/or to assume certain expenses of the Funds to the extent necessary to maintain the total expense ratio of each Fund at no more than as set forth in the table of Fund Expenses in the Prospectus.

     First American is located at 567 San Nicolas Drive, Suite 101, Newport Beach, California 92660 and is a wholly-owned subsidiary of The First American Financial Corporation. First American was organized on December 1, 1995, to provide business management, advisory, administrative and asset management consulting services and is a registered investment adviser.

     The Advisory Agreements for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTION OF FUND SHARES

     The Trust retains Provident Distributors Inc. ("PDI") to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement provides that the Distributor will use efforts it deems appropriate to solicit orders for the sale of shares and may enter into sales or servicing agreements with securities dealers, financial institutions and other industry professionals as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN

     The Trustees of the Trust have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investment Class and the Service Class shares of the Money Market Funds and the Retail Class shares of the Equity Fund after having concluded that there is a reasonable likelihood that the Plan will benefit the Investment Class, Service Class and Retail Class shares of the respective Funds and their shareholders. The Plan provides for a monthly payment by the Investment Class, Service Class and Retail Class shares of the respective Funds to the Distributor in such amounts that the Distributor may request, or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the net assets of the Investment Class, Service Class and the Retail Class shares during the preceding month and is calculated at an annual rate not to exceed 0.25%. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (not including banks) for their assistance in distributing shares of the Investment Class, Service Class and the Retail Class and otherwise promoting the sale of Investment Class, Service Class and Retail Class shares, including payments in amounts based on the average daily value of Investment Class, Service Class and Retail Class shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors or the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

     The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan last voted to approve the Plan at a meeting held on August 28, 1999. The Plan was submitted to the shareholders of the Investment Class, the Service Class and the Retail Class and approved at a special meeting of shareholders held on August 23, 1996 with respect to the Service Class shares and a consent of sole shareholder dated April 20, 1998 with respect to the Investment Class shares and the Retail Class shares. The Plan is terminable with respect to each Class at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administration Agreement or by vote of the holders of a majority of the shares of the Funds.

     For the fiscal year ended September 30, 1999, $20,716 in 12b-1 fees was paid to the Distributor pursuant to the 12b-1 plan.

ADMINISTRATIVE SERVICES

     On September 22, 1997, First Data Investor Services Group, Inc. (the "Administrator") replaced BISYS Fund Services ("BISYS") as administrator of the Trust. The Administrator provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds. In addition, the Administrator furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with the Administrator. For these services, the Administrator receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. The Administrator receives a separate fee for providing fund accounting services pursuant to the Administration Agreement.

     The Administration Agreement is for a three-year term and renewal thereof is subject to approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administration Agreement. The Administration Agreement may be terminated in the event the Administrator has failed to meet the performance standards set forth therein or pursuant to a breach of performance under the Transfer Agency and Service Agreement.

     For the period October 1, 1996 through September 21, 1997, BISYS earned $81,351 and $54,419 for the U.S. Treasury Reserve Fund and Cash Reserve Fund of which $70,042 and $42,564 were waived. For the period September 22, 1997 through September 30, 1997, the Administrator earned $890 and $721 for the U.S. Treasury Reserve Fund and Cash Reserve Fund. For the fiscal year ended September 30, 1998, the Administrator earned $112,889 and $134,538 for the U.S. Treasury Reserve Fund and Cash Reserve Fund and for the period June 2, 1998 through September 30, 1998, the Administrator earned $7,463 for the Equity Fund, of those amounts $68,757, $52,753 and $4,975 were waived. For the fiscal year ended September 30, 1999, the Administrator earned $95,134, $158,494 and $26,574 for the U.S. Treasury Reserve Fund, the Cash Reserve Fund and the Equity Fund, respectively. Of those amounts $63,373, $62,770 and $17,716, respectively, were waived.

SERVICE ORGANIZATIONS

     The Trust also contracts with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain services for the Investment Class, the Service Class, Institutional Class and the Retail Class.Services provided by Service Organizations may include, among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders' orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders' designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Investment Class, the Service Class or the Retail Class to the respective shareholders; and providing such other services as the Investment Class, the Service Class or the Retail Class or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. In addition, with respect to the Investment Class and Service Class shares, a Service Organization may provide recordkeeping, sub-accounting, sub-transfer agency, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Neither the Administrator nor the Distributor will be a Service Organization or receive additional fees for administration or servicing.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                       DETERMINATION OF NET ASSET VALUE

Money Market Funds

     The Money Market Funds will use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Funds would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which: (1) have received one of the two highest short-term ratings by at least two NRSROs, such as "A-l" by S&P and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.

     Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $ 1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

Equity Fund

     In valuing the Equity Fund's assets, a security listed on an exchange or through any system providing for daily publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last sale price prior to the close of regular trading. Lacking any sales, the security will be valued at the mean between the last asked price and the last bid price prior to the close of regular trading.

     Securities for which daily publication of actual prices is not available and for which bid and asked quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other securities will be valued at their fair value as determined in good faith by or under the direction of the Trustees. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.

     The value of a security which is not readily marketable and which accordingly is valued by or under the direction of the Trustees is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Equity Fund's net asset value is not calculated. The Equity Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of some of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Equity Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                            PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Boards of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

Money Market Funds

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust or First American are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The policy of each Money Market Fund of investing in securities with short maturities may result in high portfolio turnover. For the fiscal year ended September 30, 1999, the Money Market Funds did not pay any brokerage commissions.

     First American may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to First American. By allocating transactions in this manner, First American is able to supplement its research and analysis with the views and information of securities firms.

Equity Fund

     First American conducts all of the trading operations for the Equity Fund. First American places portfolio transactions with or through issuers, underwriters and other brokers and dealers and expects to use its affiliated broker-dealer, Pacific American Securities LLC, for a significant portion of the Equity Fund's brokerage transactions. First American owns a minority interest in Pacific American Securities. Pacific American Securities receives commissions and it reserves the right to receive a ticket charge from the Fund although it currently does not engage in this practice. A ticket charge involves the pass-through by Pacific American of any costs incurred to complete a trade.

     The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Equity Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Sub-Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the fiscal year ended September 30, 1999, the Equity Fund paid $25,005 for brokerage commissions, of which $25,005 was indirectly paid to Pacific American Securities LLC.

     Annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. The Equity Fund's portfolio turnover rate for the fiscal year ended September 30, 1999 was 110%.

                                       TAXATION

     Each Fund has qualified and elected to be treated for its most recent fiscal year and each Fund intends to continue to qualify and elect to be treated, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, an electing Fund must: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, except that such other securities of any one issuer must be limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     The Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending

October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner, whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon whether the shareholder's holding period for the shares is more than one year. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                               OTHER INFORMATION

CAPITALIZATION

     The Trust is a Delaware business trust established under a Declaration of Trust dated June 5, 1996 and currently consists of three separately managed portfolios. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Each of the Money Market Funds offers three classes of shares - the Investment, the Institutional and the Service classes of shares. The Investment Class shares are available through authorized financial services companies which provide to investors various administrative services including shareholder servicing, sub-accounting and sub-transfer agency services. The Service Class shares are available to customers who require shareholder servicing. The Institutional Class shares are subject to a minimum investment of $50,000 and do not impose any administrative, servicing or Rule 12b-1 fees. The Investment Class shares are subject to administrative fees and the Investment Class shares and the Service Class shares are subject to Rule 12b-1 fees and shareholder service fees.

     The Equity Fund offers two classes of shares -- the Institutional Class and the Retail Class. The Retail Class shares are available to customers through authorized banks, trust companies, broker-dealers or other financial organizations at a sales charge of 4.5% (4.71% of the amount invested). The Institutional Class shares are subject to a minimum investment of $50,000 and are available to investors without a sales charge. The Retail Class shares and the Institutional Class shares are identical in all other respects, except that the Institutional Class shares do not impose any Rule 12b-1 fees.

     Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

     As of January 28, 2000, the following shareholders owned 5% or more of the Funds:

U.S. Treasury Reserve Fund -    TrustMark National Bank             46.11%
Service Class                   Trust Dept., Room 1030
                                P.O. Box 291
                                Jackson, MS 39205

                                TrustMark National Bank             48.64%
                                248 E. Capitol Street, Room 1030
                                Jackson, MS 39205

U.S. Treasury Reserve Fund      First American Trust Company        96.04%
-Institutional Class            421 North Main Street
                                Santa Ana, CA 92701

U.S. Treasury Reserve Fund    First Data Distributors Inc.      100.00%
-Investment Class             4400 Computer Drive
                              Westborough, MA 01581

Cash Reserve Fund -           Maxine S. Haun                     51.48%
-Service Class                1630 S. Pomona Avenue, C26
                              Fullerton, CA 92832

                              Furman Selz Mutual Funds           45.91%
                              3435 Stelzer Road
                              Columbus, OH 43219

Cash Reserve Fund -           First American Trust Company       97.97%
Institutional Class           421 North Main Street
                              Santa Ana, CA 92701

Cash Reserve Fund -           First Data Distributors Inc.      100.00%
Investment Class              4400 Computer Drive
                              Westborough, MA 01581

Equity Fund -                 Josephine Castellani               37.65%
Retail Class                  2070 Arbor Circle
                              Brea, CA 92821

                              Semper Trust                       19.29%
                              5315 Brockwood Street
                              Long Beach, CA 90808

                              Deborah A. Castellani               5.06%
                              2070 Arbor Circle

                              CIBC Oppenheimer Cust.
                              FBO William Conrad IRA Rollover
                              249 E Avenue
                              Coronado, CA 92116                 11.48%

                              John J. Pileggi                     7.97%
                              PO Box 4570
                              Grand Central Station
                              New York, NY 10163

Equity Fund -
Institutional Class           First American Trust Company       98.89%
                              421 North Main Street
                              Santa Ana, CA 92701

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholder meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company acts as custodian of the Trust's assets. First Data Investor Services Group, Inc. acts as transfer agent and dividend disbursing agent for the Funds.

EXPERTS

     PricewaterhouseCoopers LLP has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP provides audit and tax services and assistance in connection with certain SEC filings.

     PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston, MA 02110.

COUNSEL TO THE TRUST

     Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the Trust.

PERFORMANCE INFORMATION

     From time to time each Fund may calculate its performance for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds as described below.

Yield

     The Money Market Funds may, from time to time, include their yield and effective yield in advertisements or reports to shareholders or prospective investors.

     Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each such Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7]-1.

     Quotations of yield will reflect only the performance of a hypothetical investment in the Money Market Funds during the particular time period shown. Yield for the Money Market Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     For the period ended September 30, 1999, the seven-day yield for U.S. Treasury Reserve Fund Service Class and Investment Class was 4.86% and 4.61% respectively. For the same seven-day period, the effective yield for the Service Class and Investment Class was 4.98% and 4.72%, respectively.

     For the period ended September 30, 1999, the seven-day yield for U.S.

Cash Reserve Fund Service Class and Investment Class was 5.32% and 5.05%, respectively. For the same seven-day period, the effective yield for the Service Class and Investment Class was 5.46% and 5.18%, respectively.

     In connection with communicating its yields to current or prospective shareholders, the Money Market Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices, which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Average Annual Total Return

     Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of the Equity Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Equity Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Equity Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                   T = (ERV/P)/1/n/ - 1

     Where:

     P      =   a hypothetical initial investment of $1,000

     T      =   average annual total return

     n      =   number of years

     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

     Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Equity Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Equity Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                   C = (ERV/P) - 1

     Where:

     C    =   cumulative total return

     P    =   a hypothetical initial investment of $1,000

     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Total Return

     Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return. The total return for the fiscal year ended September 30, 1999 for the U.S. Treasury Reserve Fund Institutional Class and Service Class was 4.47%, and 4.41%, respectively. The total return for the fiscal year ended September 30, 1999 for the Cash Reserve Fund Institutional Class and Service Class was 4.95%, and 4.68%, respectively. The annualized total return for the fiscal year ended September 30, 1998 for the Equity Fund Institutional Class and Retail Class was 23.57% and 23.30%, respectively.

Capital Change

     Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

     Quotations of the Equity Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Equity Fund will vary based on changes in market conditions and the level of the Equity Fund's expenses.

Comparison of Portfolio Performance

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

     In connection with communicating performance to current or prospective shareholders, the Funds also may compare these figures (a) to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs or (b) to the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but this Index generally does not reflect deductions for administrative and management costs and expenses.

     From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Since the assets in funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

     Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

                                                                              39
                             FINANCIAL STATEMENTS

     The financial statements for the Trust including the notes thereto, dated September 30, 1999 have been audited by PricewaterhouseCoopers LLP and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Trust dated September 30, 1999.

                                  APPENDIX A

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds
S&P:

     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-2